SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
May 4, 2007
Date of Report (date of earliest event reported)
INTEVAC, INC.

(Exact name of Registrant as specified in its charter)

California	0-26946	94-3125814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
3560 Bassett Street
Santa Clara, CA 95054

(Address of principal executive offices)
(408) 986-9888

(Registrant’s telephone number, including area code)
N/A

(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 8.01. Other Events
     On April 16, 2007, Intevac, Inc. filed a definitive proxy statement relating to its 2007 Annual Meeting of Shareholders. The Annual Meeting is scheduled for May 15, 2007 at 9:00 AM at the Intevac’s offices in Santa Clara, California. As previously disclosed, the record date for determining Intevac shareholders entitled to vote at the Annual Meeting is the close of business on March 22, 2007.
     On May 4, 2007, Intevac filed a supplement to the proxy statement on Schedule 14A to amend and supplement the proxy statement to change information regarding Intevac’s proposed reincorporation from California to Delaware and the proposed charter documents that will govern Intevac as a Delaware corporation. Copies of the supplement, the revised proposed certificate of incorporation and the revised proposed bylaws are attached hereto as Exhibits 99.1, 99.2 and 99.3, and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits

99.1	Supplement to the Proxy Statement dated May 4, 2007

99.2	Revised form of Certificate of Incorporation for Intevac, Inc., a Delaware corporation

99.3	Revised form of Bylaws for Intevac, Inc., a Delaware corporation

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEVAC, INC.
Date: May 4, 2007	By:	/s/ Charles B. Eddy III
Charles B. Eddy III
Vice President, Finance and Administration, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit
No	Description
99.1	Supplement to the Proxy Statement dated May 4, 2007
99.2	Revised form of Certificate of Incorporation for Intevac, Inc., a Delaware corporation
99.3	Revised form of Bylaws for Intevac, Inc., a Delaware corporation